SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 20, 2002
                        (Date of Earliest Event Reported)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
               (Exact name of registrant as specified in charter)

                        Commission File Number: 333-45862

         MASSACHUSETTS                                   04-1414660
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)
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Item 5.           Other Events and Regulation FD Disclosure

                  On August 20, 2002, Standard & Poor's Ratings Services announced that it lowered from AA+ to AA its counterparty and insurer financial strength ratings on John Hancock Life Insurance Company, and lowered from A+ to A its counterparty and senior debt ratings on John Hancock Life Insurance Company's parent, John Hancock Financial Services, Inc. The ratings outlook has been revised for both companies from negative to stable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   JOHN HANCOCK LIFE INSURANCE COMPANY


Date:     August 21, 2002          By:    /s/ Wayne A. Budd
                                          ----------------------------
                                          Wayne A. Budd
                                          Executive Vice President and
                                           General Counsel